DOUBLE EAGLE PETROLEUM AND MINING CO.
                              777 Overland Trail
                            Casper, Wyoming 82601
                                 (307) 237-9330

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To be held on January 26, 2000

To our Shareholders:

     The Annual Meeting of Shareholders of Double Eagle Petroleum and Mining Co., a Wyoming corporation (the "Company"), will be held at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, on Wednesday, January 26, 2000 at 10:00 a.m., for the following purposes:

     1.   To elect three directors to the Company's Board Of Directors;

     2. To consider and vote upon a proposal recommended by the Board of Directors to approve the Company's 2000 Stock Option Plan;

     3. To ratify the selection of Lovelett, Hargens & Skogen, P.C. to serve as the Company's independent certified public accountants for the year ending August 31, 2000; and

     4. To transact any other business that properly may come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on December 10, 1999 are entitled to notice of, and to vote at, the annual shareholders' meeting.

     All shareholders are extended a cordial invitation to attend the Annual Meeting of Shareholders.

     By Order of the Board of Directors.




                                   CAROL A. OSBORNE
                                   Corporate Secretary
Casper, Wyoming
December 20, 1999



-----------------------------------------------------------------------------

THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                               PROXY STATEMENT
                    DOUBLE EAGLE PETROLEUM AND MINING CO.
                              777 Overland Trail
                            Casper, Wyoming 82601
                                 (307) 237-9330

                        ANNUAL MEETING OF SHAREHOLDERS
                                  to be held
                               January 26, 1999

                             GENERAL INFORMATION

     The enclosed proxy is solicited by and on behalf of the management of Double Eagle Petroleum and Mining Co. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m., at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, on Wednesday, January 26, 2000, and at any adjournment of the Annual Meeting. It is planned that this Proxy Statement and the accompanying proxy will be mailed to the Company's shareholders on or about December 20, 1999.

     Any person signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company's corporate secretary, or by electing to vote in person at the Annual Meeting.

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary, officers and regular employees of the Company may make solicitations of proxies by telephone or telegraph or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

     All voting rights are vested exclusively in the holders of the Company's $0.10 par value common stock (the "Common Stock"), with each share entitled to one vote. Only shareholders of record at the close of business on December 10, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On December 10, 1999, the Company had 4,789,401 shares outstanding. Cumulative voting in the election of directors is permitted. As a result, each shareholder of record as of the record date shall have the right to vote the number of shares owned by him for as many persons as there are director nominees or to cumulate his shares so as to give one candidate as many votes as the number of director nominees multiplied by the number of shares shall equal, or to distribute his votes on the same principle among as many candidates as the shareholder shall determine.

     An Annual Report to Shareholders, including financial statements for the fiscal year ended August 31, 1999, is being mailed to shareholders with this Proxy Statement, but that Annual Report does not constitute part of the proxy soliciting material.

                          1.  ELECTION OF DIRECTORS

     At the Annual Meeting, the shareholders will elect three members of the Board Of Directors of the Company. Each director will be elected to hold office until the next annual meeting of shareholders and thereafter until his successor is elected and has qualified. The affirmative vote of a majority of the shares represented at the Annual Meeting is required to elect each director.
Cumulative voting is permitted in the election of directors. See above, "GENERAL INFORMATION". In the absence of instructions to the contrary, the persons named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as management's nominees for directors of the Company. Each of the nominees currently is a director of the Company.
There is no nominating committee of the Board Of Directors.

     Each of the nominees has consented to be named in this proxy statement and to serve on the Board if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board Of Directors may recommend.

     The following table sets forth, with respect to each nominee for director, the nominee's age, his positions and offices with the Company, the expiration of his term as a director, and the year in which he first became a director of the Company. Individual background information concerning each of the nominees follows the table. For additional information concerning the nominees for director, including stock ownership and compensation, see "EXECUTIVE COMPENSATION", "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT", and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".

                                                 Expiration Of
                              Position With The     Term As       Initial
         Name           Age      Company (1)        Director      Date As
         ----           ---      -----------        --------           --
                                                                 Director
                                                                 --------
Stephen H. Hollis       49   Chief Executive     Next Annual    1989
                             Officer,            Meeting
                             President,
                             Treasurer,
                             and Director
Ken M. Daraie           41   Director            Next Annual    1997
                                                 Meeting
Thomas J. Vessels       50   Director            Next Annual    1999
                                                 Meeting

(1) The Company has two executive officers who are not named in the above table, Carol A. Osborne and D. Steven Degenfelder. Ms. Osborne, 47, has served as Secretary of the Company since January 1996 and previously served as the Assistant Secretary from December 1989 until January 1996. In addition, Ms. Osborne has served as the Company's Office Manager since 1981. Mr. Degenfelder, 43, has served as Vice President of the Company since February 1998. After graduating from college in 1979, he held various land positions with Marathon Oil Company from 1979 to 1981, Paintbrush Petroleum Corporation from 1981 to 1985, Tyrex Oil Company from 1985 to 1995 and the Wyoming Office of State Lands and Investments from 1995 to 1997. Mr. Degenfelder is a Certified Professional Landman and received his degree in Business Administration from Texas Tech University in 1979.

     Stephen H. Hollis has served as the President and Chief Executive Officer of the Company since January 1994 and previously served as a Vice President of the Company from December 1989 through January 1994. Mr. Hollis has served as a Director of the Company since December 1989. Mr. Hollis has been the Vice President of Hollis Oil & Gas Co., a small oil and gas company, since January 1994 and been the President of Hollis Oil & Gas Co. from June 1986 through January 1994. Mr. Hollis was a geologist for an affiliate of United Nuclear Corporation from 1974 to 1977 and a consulting geologist from 1977 to 1979. In 1979, Mr. Hollis joined Marathon Oil Company and held various positions until 1986, when he founded Hollis Oil & Gas Co. Mr. Hollis is a past President of the Wyoming Geological Association and 1999 President of the Rocky Mountain Section of the American Association of Petroleum Geologists. Mr. Hollis received a B.A. Degree in Geology from the University of Pennsylvania in 1972 and a Masters Degree in Geology from Bryn Mawr College in 1974.

     Ken M. Daraie has served as a Director of the Company since February 1997. Mr. Daraie began his career with Sun Exploration and Production Co. as a Petroleum Engineer from 1982 to 1990. In 1990, he joined Conoco, Inc. in Casper, where he held engineering positions until 1994. From 1994 to 1995, Mr. Daraie worked for the Fluor Daniel Corporation as Project Manager and Barlow & Haun, Inc. as General Manager. In 1995, Mr. Daraie founded Continental Industries, LLC, an independent oil and gas production/service company, where he currently serves as President. Mr. Daraie is a past Chairman of the Board of Energy West Federal Credit Union and currently serves on the Casper Planning and Zoning Commission. Mr. Daraie received a Bachelor's Degree in Physics from Baylor University in 1979 and a Bachelor of Science Degree in Petroleum Engineering from the University of Texas in 1982.

     Thomas J. Vessels has served as a Director of the Company since January 1999. Mr. Vessels has served since October 1997 as the Managing Partner of Tundra Resources, LLC, a Denver, Colorado investment company that invests and facilitates investments in the Rocky Mountain region. Mr. Vessels served as Chairman of the Board of Vessels Energy Inc., formerly Vessels Oil & Gas Co., from 1995 until the sale of that company in March 1998. Mr. Vessels also served as President and Chief Executive Officer of Vessels Energy Inc. from 1984 until 1995. Vessels Energy Inc. was involved in natural gas and oil production and exploration as well as gas processing. Mr. Vessels received his B.A. degree from Gonzaga University in Spokane, Washington in 1972.

     Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers, and holders of more than 10% of the Company's Common Stock to file with the Securities And Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the fiscal year ended August 31, 1999, its officers, directors and holders of more than 10% of its outstanding Common Stock complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon the written representations of its directors and officers.

     Board And Committee Meetings

     The Board Of Directors met five times during the year ended August 31, 1999, and each director participated in at least 75 percent of those meetings.

     The Board of Directors currently maintains a Compensation Committee and an Audit Committee. The Compensation Committee met one time during the fiscal year ended August 31, 1999 and each member of the Compensation Committee participated in that meeting. The Compensation Committee has the authority to establish policies concerning compensation and employee benefits for employees of the

Company. The Compensation Committee reviews and makes recommendations concerning the Company's compensation policies and the implementation of those policies and determines compensation and benefits for executive officers. The Compensation Committee currently consists of Messrs. Daraie and Vessels.

      The Audit Committee was formed to perform the following functions: recommending to the Board Of Directors the independent auditors to be employed by the Corporation; discussing the scope of the independent auditors' examination; reviewing the financial statements and the independent auditors' report; soliciting recommendations from the independent auditors regarding internal controls and other matters; establishing guidelines for the Board Of Directors to review related party transactions for potential conflicts of interest; reviewing potential conflict of interest situations where appropriate; making recommendations to the Board Of Directors; and performing other related tasks as requested by the Board Of Directors. During the year ended August 31, 1998, the Audit Committee, currently consisting of Messrs. Daraie and Vessels, did not meet.

Executive Compensation

     Summary Compensation Table

     The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Company's Chief Executive Officer and President. No employee of the Company received total salary and bonus exceeding $100,000 during any of the last three fiscal years.

                              Annual Compensation

                                                        Long-term
Name and            Fiscal Year  Salary       Bonus     Compensation_    Other Annual
Principal Position  Ended        ($)(1)       ($)       Options (#)      Compensation ($)
------------------  ----------   ----------   -----     ---------------  ----------------

Stephen H. Hollis,  1999         $65,000      -0-       36,500           -0-
Chief Executive
Officer and         1998         $72,000      $20,100   50,000           -0-
President
                    1997         $72,000      -0-       50,000           -0-

(1)  The dollar value of base salary (cash and non-cash) received.

     Option Grants Table

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended August 31, 1999 to the Company's Chief Executive Officer and President. See "_ Stock Option Plans".

              Option Grants For Fiscal Year Ended August 31, 1999
              ---------------------------------------------------

                                      % of Total
                                      Options Granted
                         Options      to Employees in     Exercise or Base    Expiration
Name                     Granted (#)  Fiscal Year         Price ($/Share)     Date
----                     -----------  -----------         ---------------     ----

Stephen H. Hollis,       36,500       37.8%               $1.328125           1/20/2002
  Chief Executive
  Officer and
  President

     Aggregated Option Exercises And Fiscal Year-End Option Value Table.

     The following table sets forth information concerning each exercise of stock options during the fiscal year ended August 31, 1999 by the Company's Chief Executive Officer and President, and the fiscal year-end value of unexercised options held by the Chief Executive Officer and President.

                         Aggregated Option Exercises
                    For Fiscal Year Ended August 31, 1998
                          And Year-End Option Values



                                                                         Value of
                                                                         Unexercised
                                                     Number of           In-The-Money
                                                     Unexercised Options Options at Fiscal
                                                     at Fiscal           Year-End($)(4)
                     Shares                          Year-End(#)(3)
                     Acquired on    Value                                Exercisable/
Name                 Exercise (#)   Realized ($)(2)  Exercisable/        Unexercisable
-----                ------------   ---------------                      ---------------
                     (1)                             Unexercisable
                     ---                             ---------------
Stephen H. Hollis,        -0-             -0-             136,500/0          $136,523/$0
 Chief Executive
 Officer
 and President

(1) The number of shares received upon exercise of options during the fiscal year ended August 31, 1999.

(2) With respect to options exercised during the Company's fiscal year ended August 31, 1999, the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(3) The total number of unexercised options held as of August 31, 1999, separated between those options that were exercisable and those options that were not exercisable.

(4) For all unexercised options held as of August 31, 1998, the aggregate dollar value of the excess of the market value of the stock underlying those options over the exercise price of those exercised options, based on the bid price of the Company's Common Stock on August 31, 1999. The closing bid price for the Company's Common Stock on August 31, 1999 was $2.50 per share.

Stock Option Plans

      The 1993 Stock Option Plan.  In November 1992, the Board Of Directors of
      --------------------------
the Company approved the Company's Stock Option Plan (1993) (the "1993 Plan"), which subsequently was approved by the Company's shareholders. Pursuant to the 1993 Plan, the Company may grant options to purchase an aggregate of 200,000 shares of the Company's common stock to key employees of the Company, including officers and directors who are salaried employees who have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company. The options granted pursuant to the 1993 Plan are intended to be incentive options qualifying for beneficial tax treatment for the recipient. The 1993 Plan is administered by a committee of the Board Of Directors (the "Option Committee") that determines the terms of the options subject to the requirements of the 1993 Plan. At August 31, 1999, options to purchase 120,000 shares were outstanding under the 1993 Plan. As a result, options to purchase an additional 80,000 shares could be granted under the 1993 Plan.

      The 1996 Stock Option Plan.  In May 1996, the Board of Directors of the
      --------------------------
Company approved the Company's 1996 Stock Option Plan (the "1996 Plan"), which subsequently was approved by the Company's shareholders. Pursuant to the 1996 Plan, the Company may grant options to purchase an aggregate of 200,000 shares of the Company's common stock to key employees, directors, and other persons who have or are contributing to the success of the Company. The options granted pursuant to the 1996 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 1996 Plan is administered by the Option Committee which determines the terms of the options subject to the requirements of the 1996 Plan. At August 31, 1999, options to purchase 200,000 shares of Common Stock were outstanding under the 1996 Plan so that no options could be granted under the 1996 Plan.

      The 2000 Stock Option Plan.  On December 14, 1999, the Board of Directors
      --------------------------
of the Company approved, subject to approval by the Company's shareholders at the Meeting, the Company's 2000 Stock Option Plan (the "2000 Plan"). If the 2000 Plan is approved by the shareholders, the Company may grant options to purchase an aggregate of 200,000 shares of the Company's common stock to key employees, directors, and other persons who have or are contributing to the success of the Company. The options granted pursuant to the 2000 Plan, if approved, may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 2000 Plan is administered by the Option Committee which will, if the 2000 Plan is approved, determine the terms of the options subject to the requirements of the 2000 Plan. See below, "2. PROPOSAL TO ADOPT 2000 STOCK OPTION PLAN."

Compensation Of Outside Directors

      Directors of the Company who are not also employees of the Company ("Outside Directors") are paid $400 for each meeting of the Board Of Directors that they attend. In addition, each Outside Director receives 2,000 shares of Common Stock each year. Directors also are reimbursed for expenses incurred in attending meetings and for other expenses incurred on behalf of the Company.
In January 1999, each Outside Director was granted options to purchase 10,000 shares of Common Stock for $1.328125 per share. These options expire January 20, 2002.

Security Ownership Of Certain Beneficial Owners And Management

      The following table summarizes certain information as of December 10, 1999 with respect to the beneficial ownership of the Company's Common Stock (i) by the Company's directors and nominees for director, (ii) by shareholders known by the Company to own 5% or more of the Company's Common Stock, and (iii) by all officers and directors as a group.

                                               As Of December 10, 1999
         Name And Address Of                               Percentage Of Class
           Beneficial Owner             Number Of Shares   Beneficially Owned
           ----------------             ----------------   ------------------
Stephen H. Hollis (5)                          647,600 (1)               13.7%
2037 S. Poplar
Casper, Wyoming 82601

Ken M. Daraie                                   26,000 (2)                   *
P.O. Box 656
Casper, Wyoming 82602

Thomas J. Vessels                              356,500 (3)                7.5%
1610 Wynkoop Street, Suite 100
Denver, Colorado 80202

Directors and Officers as a group      1,170,300 (1)(2)(3)               23.0%
   (Five Persons)

Hollis Oil & Gas Co. (4)                           350,000                7.7%
P.O. Box 1068
Casper Wyoming 82602

  * Less than one percent.

  (1) Includes options held by Mr. Hollis to purchase 50,000 shares for $1.375 per share that expire February 24, 2000, options to purchase 50,000 shares for $1.75 per share that expire January 23, 2001, options to purchase 36,500 shares for $1.328125 per share that expire January 20, 2002 and Warrants to purchase 23,000 shares for $3.00 per share that expire on December 17, 2001. In addition to 138,100 shares owned directly by Mr. Hollis, the table above includes 350,000 shares of the Company's Common Stock owned by Hollis Oil & Gas Co. Mr. Hollis is an officer, director and principal owner of Hollis Oil & Gas Co.

  (2) Includes options to purchase 10,000 shares for $1.75 per share that expire January 23, 2001 and options to purchase 10,000 shares for $1.328125 per share that expire January 20, 2002.

  (3) Consists of 78,750 shares held by Mr. Vessels, 76,750 shares held by his wife, 1,000 shares held by a trust for the benefit of Mr. Vessels' minor children, warrants to purchase 76,750 shares for $1.375 per share until October 16, 2003 held by Mr. Vessels, warrants to purchase 76,750 shares on the same terms held by Mr. Vessels' wife, warrants to purchase 1,000 shares on the same terms held by the trust for Mr. Vessels' children, options to purchase 36,500 shares for $1.375 per share until October 16, 2001 held by Mr. Vessels and options to purchase 10,000 shares for $1.328125 per share until January 20, 2002 held by Mr. Vessels.

  (4) In addition to the shares described in footnotes (1), (2) and (3) above, the shares owned by Directors and Officers as a Group includes 200 shares and options to purchase 20,000 shares for $1.375 per share until February 24, 2000, options to purchase 20,000 shares for $1.75 per share until January 23, 2001 and options to purchase 20,000 shares for $1.328125 per share until January 20, 2002 held by Carol Osborne, the Company's Secretary, and options to purchase 40,000 shares for $1.4375 per share until February 2, 2001 and options to purchase 40,000 shares for $1.328125 per share until January 20, 2002 held by D. Steven Degenfelder, Vice President of the Company.

  (5) The shares owned by Hollis Oil & Gas Company are shown or included as beneficially owned three times in the table: once as beneficially owned by Hollis Oil & Gas Company, again under the beneficial ownership of Mr. Hollis, and also as a part of the shares beneficially owned by Directors and Officers as a group.

Certain Relationships And Related Transactions

      The Company and certain directors, officers and shareholders of the Company are joint holders in proved and unproved oil and gas properties. During the normal course of business, the Company pays or receives monies and in turn bills or pays the interest holders for their respective shares. These transactions are immaterial in amount when compared to the Company's total receipts and expenditures. They are accounted for as part of the normal joint interest billing function.

      In November 1998, the Company completed a private placement offering of 374,750 units of Common Stock and Common Stock Purchase Warrants for $1.375 per unit. Each unit consists of one share of Common Stock and a warrant to purchase one share of Common Stock for $1.375 per share until October 16, 2003. The warrants are redeemable by the Company at a price of $.001 per warrant commencing April 2001 if the Company's Common Stock trades at a price of at least $3.00 per share for 20 of the 30 trading days preceding the date on which the Company gives notice of redemption. Thomas J. Vessels and his wife purchased 153,500 of the units and a trust for the benefit of Mr. Vessels' minor children purchased 1,000 units. In addition, the Company entered into a consulting agreement with Mr. Vessels pursuant to which Mr. Vessels will assist the Company in locating possible oil and gas transactions in which the Company may participate. This agreement is in effect until January 30, 2000. The Company agreed to issue to Mr. Vessels options to purchase 36,500 shares of Common Stock for $1.375 per share until October 16, 2001 and to reimburse Mr. Vessels for up to $1,000 per month in expenses incurred in performing services on behalf of the Company. The Company also agreed to cause Mr. Vessels to be elected to the Board of Directors and to nominate Mr. Vessels to serve as a director. Pursuant to this agreement Mr. Vessels was elected as a director at the Annual Meeting of Shareholders held in January 1999.

                 2.  PROPOSAL TO ADOPT 2000 STOCK OPTION PLAN

     The Board Of Directors has adopted, subject to shareholder approval, the Company's 2000 Stock Option Plan (the "2000 Plan"). The 2000 Plan will terminate if the 2000 Plan is not approved by the Company's shareholders on or before December 14, 2000.

     The Board of Directors has adopted, subject to stockholder approval, the Company's 2000 Stock Option Plan (the "2000 Plan"). The 2000 Plan will terminate, and all options granted under the 2000 Plan will be void, if the 2000 Plan is not approved by the Company's stockholders on or before December 14, 2000.

     Options to purchase 200,000 shares of Common Stock may be granted pursuant to the 2000 Plan. The Options granted pursuant to the 2000 Plan may be either Incentive Options or Non-Qualified Options. The 2000 Plan is intended to provide incentives to key employees and other persons who have or are contributing to the success of the Company by offering them Options to purchase shares of the Company's Common Stock. The effect of the adoption of the 2000 Plan will be to increase the number of shares issuable upon the exercise of options that may be granted under all the Company's stock option plans, which will allow the Company to grant more options from time to time and thereby augment its program of providing incentives to employees and other persons. The terms of the 2000 Plan concerning Incentive Options and Non-Qualified Options are substantially the same except that only employees of the Company or its subsidiaries are eligible for Incentive Options and employees and other persons who have contributed or are contributing to the success of the Company are eligible for Non-Qualified Options. The number of Options authorized is a maximum aggregate so that the number of Incentive Options granted reduces the number of Non-Qualified Options that may be granted. There currently are four employees eligible to receive Incentive Options and an unspecified number of persons eligible to receive Non-Qualified Options. No grants of options have been made under the 2000 Plan.

     The 2000 Plan will be administered by the Option Committee, which may be composed of the entire Board of Directors or by a Committee of at least two directors selected by the Board. If the Option Committee consists of less than the entire Board, each member of the Committee is required to be a "non-employee director" and, to the extent necessary for any option granted under the 2000 Plan to be considered as performance based compensation that is not subject to limitations on deductibility under the Internal Revenue Code (the "Code"), shall be an "Outside Director". A "non-employee director" is a director who (1) is not currently an officer or employee of the Company or any of its subsidiaries,
(2) does not receive compensation from the Company in excess of $60,000 for services rendered other than as a director, and (3) is not involved in a transaction that is required to be disclosed in the Company's Form 10-KSB and proxy reports as a related party transaction. An "Outside Director" has the meaning as set forth in the Code and regulations under the Code, and means, generally, a director who (1) is not a current employee of the Company, (2) is not a former employee of the Company who receives compensation for prior services during the taxable year in question, (3) has not been an officer of the Company, and (4) does not receive compensation from the Company, either directly or indirectly, in any capacity other than as a director. The Board of Directors has determined that the Compensation Committee will act as the Option Committee at all times that the members of the Compensation Committee meet these criteria. The Option Committee has discretion to select the persons to whom Options will be granted ("Optionees"), the number of shares to be granted, the term of each Option and the exercise price of each Option. However, no Option may be exercisable more than 10 years after the granting of the Option, and no Options may be granted under the 2000 Plan after February 26, 2009.

     The exercise price of Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options are granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying the Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code for incentive stock options.
This amount currently is $100,000. No Incentive Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

     All options granted under the 2000 Plan will become fully exercisable upon the occurrence of a change in control of the Company or certain mergers or other reorganizations or asset sales described in the 2000 Plan.

     Options granted pursuant to the 2000 Plan will not be transferable during the Optionee's lifetime except in limited circumstances set forth in the 2000 Plan. Subject to the other terms of the 2000 Plan, the Option Committee has discretion to provide vesting requirements and specific expiration provisions with respect to the Options granted.

     It currently is anticipated that the exercise of the Options will be covered by an effective registration statement, which will enable an Optionee exercising Options to receive unrestricted stock that may be transferred or sold in the open market unless the Optionee is a director, executive officer or otherwise an "affiliate" of the Company. In the case of a director, executive officer or other affiliate, the Common Stock acquired through exercise of the Options may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. It also is anticipated that sales by affiliates will be covered by an effective registration statement.

     In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustment shall be made in the exercise price and in the number of shares subject to each outstanding Option. In the event of a stock dividend, each Optionee shall be entitled to receive, upon exercise of the Option, the equivalent of any stock dividend that the Optionee would have received had he or she been the holder of record of the shares purchased upon exercise. The Option Committee also may make provisions for adjusting the number of shares subject to outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company's outstanding Common Stock.

     The Board of Directors may at any time terminate the 2000 Plan or make such amendments or modifications to the 2000 Plan that the Board of Directors deems advisable, except that no amendments may impair previously outstanding Options and amendments that materially modify eligibility requirements for receiving Options, that materially increase the benefits accruing to persons eligible to receive Options, or that materially increase the number of shares under the 2000 Plan must be approved by the Company's stockholders.

     The Incentive Options issuable under the 2000 Plan are structured to qualify for favorable tax treatment provided for "incentive stock options" by
Section 422 of the Code. All references to the tax treatment of the Options are under the Code as currently in effect. Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Option is not sold less than two years after the grant of the Option and is not sold less than one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An Optionee also may be subject to the alternative minimum tax upon exercise of his Options. The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options.

     Non-Qualified Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code. An Optionee does not recognize any taxable income at the time he is granted a Non-Qualified Option. However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an Optionee's sale of shares acquired pursuant to the exercise of a Non-Qualified Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee's exercise of a Non-Qualified Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with respect to the deemed compensation.

     There currently are no Options outstanding under the 2000 Plan. There is no present plan to grant Options pursuant to the 2000 Plan to any particular individuals or entities.

     The bid and asked prices of the Company's Common Stock, as quoted on the Nasdaq Small Cap Market System at the close of business on December 14, 1999, were $3.00 and $3.1875, respectively.

     The approval of holders of shares representing a majority of the votes represented at the Annual Meeting will be necessary to adopt the 2000 Plan.

     The Board unanimously recommends a vote "FOR" the proposal to adopt the 2000 Plan.

                    3.  PROPOSAL TO RATIFY THE SELECTION OF
                         LOVELETT, HARGENS & SKOGEN, P.C.,
                          CERTIFIED PUBLIC ACCOUNTANTS

     The Board Of Directors recommends that the shareholders of the Company vote in favor of ratifying the selection of the firm of Lovelett, Hargens & Skogen, P.C., Certified Public Accountants, as the auditors who will continue to audit financial statements and perform other accounting and consulting services for the Company for the fiscal year ending August 31, 2000 or until the Board Of Directors, in its discretion, replaces them.

     An affirmative vote of the majority of shares represented at the Annual Meeting is necessary to ratify the selection of auditors. There is no legal requirement for submitting this proposal to the shareholders; however, the Board Of Directors believes that it is of sufficient importance to seek ratification. Whether the proposal is approved or defeated, the Board may reconsider its selection of Lovelett, Hargens & Skogen, P.C. It is expected that one or more representatives of Lovelett, Hargens & Skogen, P.C. will be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from shareholders.

                               VOTING PROCEDURES

     Votes at the Annual Meeting are counted by inspectors of election appointed by the chairman of the meeting. If a quorum is present, an affirmative vote of the majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to shareholders for their consideration unless a different number of votes is required by statute or the Company's Articles Of Incorporation. Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a shareholder returns his or her proxy card and withholds authority to vote on any matter, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the names of brokers that are not voted are treated as not present.

                             SHAREHOLDER PROPOSALS;
                    DISCRETIONARY AUTHORITY TO VOTE PROXIES

     Proposals of security holders intended to be presented at the next annual meeting must be received by the Company by July 20, 2000 in order to be included in the proxy statement and form of proxy relating to that meeting.

     Pursuant to Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, the Company hereby notifies its shareholders that the proxies solicited by the Company in connection with the Company's annual meeting to be held in January 2001 will confer discretionary authority to vote on matters raised by shareholders for which the Company did not have notice on or before December 6, 2000. In addition, if the Company receives notice on or before December 6, 2000 of a matter that a shareholder intends to raise at the annual meeting of shareholders to be held in 2001, the proxies solicited by the Company may exercise discretion to vote on each such matter if the Company includes in its proxy statement advice on the nature of the matter raised and how the Company intends to exercise its discretion to vote on each such matter. However, the Company may not exercise discretionary voting authority on a particular proposal if the proponent of that proposal provides the Company with a written statement, on or before December 6, 2000, that the proponent intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company's voting shares required under applicable law to carry the proposal (the "Required Percentage"), which would be a majority of the Company's outstanding common stock or a majority of the shares of common stock represented at the meeting, depending on the nature of the proposal, if the proponent includes the same statement in its proxy materials filed under Rule 14a-6, and if the proponent, immediately after soliciting the holders of the Required Percentage, provides the Company with a statement from any solicitor or any other person with knowledge that the necessary steps have been taken to deliver a proxy statement and form of proxy to the holders of the Required Percentage.

                     AVAILABILITY OF REPORTS ON FORM 10-KSB

     UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED AUGUST 31, 1999 TO ANY OF THE COMPANY'S SHAREHOLDERS OF RECORD OR TO ANY SHAREHOLDER WHO OWNS THE COMPANY'S COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER AS NOMINEE AT THE CLOSE OF BUSINESS ON DECEMBER 10, 1999. ANY REQUEST FOR A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB SHOULD BE MAILED TO THE SECRETARY, DOUBLE EAGLE PETROLEUM AND MINING CO., P.O. BOX 766, CASPER, WYOMING 82601.

                                 OTHER BUSINESS

     The Company's management does not know of any matters to be presented at the meeting other than those set forth in this Proxy Statement. If any other business should come before the meeting, the persons named in the enclosed form of proxy will vote such proxy according to their judgment on such matters.

                              CAROL A. OSBORNE
                              Corporate Secretary


                                   * * * * *

                    DOUBLE EAGLE PETROLEUM AND MINING CO.
                            2000 STOCK OPTION PLAN

                      As Adopted As Of December 14, 1999

     This 2000 Stock Option (the "Plan") is adopted by Double Eagle Petroleum and Mining Co. (the "Company") effective as of December 14, 1999, subject to shareholder approval as set forth in Section 15 below.

     1.   Definitions.
          -----------

          Unless otherwise indicated or required by the particular context, the terms used in this Plan shall have the following meanings:

          Board:  The Board Of Directors of the Company.
          -----

          Change in Control:  For purposes of this Plan, a "Change in Control"
          -----------------
shall mean any of the following events:

          (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty percent or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"), (2) the Company or any Subsidiary, or (3) any Person in connection with a "Non-Control Transaction."

          (b) The individuals who, as of the date hereof, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the then Incumbent Board or two-thirds of the outstanding Voting Securities, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c)  Approval by stockholders of the Company of:

          (1) A merger, consolidation or reorganization involving the Company, unless

          (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least sixty percent of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, and

          (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation or a corporation beneficially owning, directly or indirectly, a majority of the Voting Securities of the Surviving Corporation, and

          (C) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent or more of the then outstanding Voting Securities) owns, directly or indirectly, thirty percent or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

          (D) a transaction described in clauses (A) through (C) shall herein be referred to as a "Non-Control Transaction";

          (2)  A complete liquidation or dissolution of the Company; or

          (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial
Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in
Control shall occur.

          (d) Notwithstanding anything contained in this Plan to the contrary, if the Optionee's employment is terminated prior to a Change in Control and the Optionee reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Plan, the date of a Change in Control with respect to the Optionee shall mean the date immediately prior to the date of such termination of the Optionee's employment.

          Code:  The Internal Revenue Code of 1986, as amended.
          ----

          Common Stock:  The $.10 par value common stock of the Company.
          ------------

          Company:  Double Eagle Petroleum and Mining Co., a corporation
          -------
incorporated under the laws of Wyoming, any current or future wholly owned subsidiaries of the Company, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

          Date Of Grant:  The date on which an Option, as defined below, is
          -------------
granted under the Plan.

          Fair Market Value:  The Fair Market Value of the Option Shares
          -----------------
(defined below). The Fair Market Value as of any date shall be as reasonably determined by the Option Committee (defined below); provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall not be less than the last reported sale price for the Common Stock on that date (or on the preceding stock market business day if such date is a Saturday, Sunday, or a holiday), on a national securities exchange, as reported in The Wall Street Journal, or if not reported in The Wall
                         -----------------------                        --------
Street Journal, as reported in The Denver Post, Denver, Colorado or, if no last
--------------                 ---------------
sale price for a national securities exchange is available, then the last reported sale price on either another stock exchange or on a national or local over-the-counter market, as reported by The Wall Street Journal, or if not
                                        -----------------------
available there, in The Denver Post; provided further, that if no such published
                    ---------------
last sale price is available and a published bid price is available from one of those sources, then the Fair Market Value of the shares shall not be less than such last reported bid price for the Common Stock, and if no such published bid price is available, the Fair Market Value of such shares shall not be less than the average of the bid prices quoted as of the close of business on that date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Option Committee.

          Incentive Options:  "Incentive stock options" as that term is defined
          -----------------
in Code Section 422 or the successor to that Section.

          Key Employee:  A person designated by the Option Committee who is
          ------------
employed by the Company and whose continued employment is considered to be in the best interests of the Company; provided, however, that Key Employees shall not include those members of the Board who are not employees of the Company.

          Key Individual:  A person, other than an employee of the Company, who
          --------------
is committed to the interests of the Company; provided, however, that Key Individuals shall not include those members of the Board who are not employees of the Company.

          Non-Employee Director:  A director of the Company who (a) is not
          ---------------------
currently an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company, (b) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Regulation S-K, Item 404(a), under the Securities Act of 1933, as amended, (c) does not possess an interest in any other transaction for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a), and (d) is not engaged in a business relationship for which disclosure by the Company would be required pursuant to Regulation S-K, Item 404(a).

          Non-Qualified Options:  Options that are not intended to qualify, or
          ---------------------
otherwise do not qualify, as "incentive stock options" under Code Section 422 or the successor to that Section. To the extent that Options that are designated by the Option Committee as Incentive Options do not qualify as "incentive stock options" under Code Section 422 or the successor to that Section, those Options shall be treated as Non-Qualified Options.

          Option:  The rights to purchase Common Stock granted pursuant to the
          ------
terms and conditions of an Option Agreement (defined below).

          Option Agreement:  The written agreement (including any amendments or
          ----------------
supplements thereto) between the Company and either a Key Employee or a Key Individual designating the terms and conditions of an Option.

          Option Committee:  The Plan shall be administered by an Option
          ----------------
Committee ("Option Committee") composed of the Board or by a committee of at least two directors selected by the Board; provided, however, that (a) if the Option Committee consists of less than the entire Board, each member shall be a Non-Employee Director and (b) to the extent necessary for any Option intended to qualify as Performance-Based Compensation to so qualify, each member of the Option Committee, whether or not it consists of the entire Board, shall be an Outside Director. For purposes of the proviso to the preceding sentence (the "Proviso"), if one or more members of the Committee is not, in the case of clause (a) of the Proviso, a Non-Employee Director, or, in the case of clause
(b) of the Proviso, an Outside Director, and, in either case, recuses himself or herself or abstains from voting with respect to a particular action taken by the Option Committee, then the Option Committee, with respect to that action, shall be deemed to consist only of the members of the Option Committee who have not recused themselves or abstained from voting.

          Option Shares:  The shares of Common Stock underlying an Option
          -------------
granted pursuant to this Plan.

          Optionee:  A Key Employee or Key Individual who has been granted an
          --------
Option.

          Outside Director:  "Outside Director" shall have the meaning set forth
          ----------------
in Section 162 of the Code or the successor to that Section and any regulations promulgated under that or the successor to that Section.

          Performance-Based Compensation:  "Performance-Based Compensation"
          ------------------------------
means any Option that is intended to constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

          Permitted Transferee:  A Permitted Transferee means, with respect to
          --------------------
any person, such person's immediate family, trusts solely for the benefit of such family members and partnerships in which such family members and/or trusts are the only partners. For this purpose, immediate family of a person means the person's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren.

     2.   Purpose And Scope.
          -----------------

          (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Employees and Key Individuals, upon whose initiative and efforts, in the aggregate, the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

          (b) This Plan authorizes the Option Committee to grant Incentive Options to Key Employees and to grant Non-Qualified Options to Key Employees and Key Individuals, selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, the interests of the Company, and other matters.

     3.   Administration Of The Plan.
          --------------------------

          (a) The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this Section and under each other section of the Plan.

          (b) In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees and shall determine (i) the number of shares of Common Stock to be subject to each Option, (ii) the time at which each Option is to be granted, (iii) whether an Option shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the purchase price for the Option Shares, provided that the purchase price shall be a fixed, and cannot be a fluctuating, price, (v) the option period, including provisions for the termination of the Option prior to the expiration of the exercise period upon the occurrence of certain events, (vi) the manner in which the Option becomes exercisable, including whether portions of the Option become exercisable at different times and including determining that, at any time, the portion not yet exercisable shall become exercisable upon the occurrence of certain events, and
(vii) such other terms and conditions as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form of Option Agreement to evidence each Option and may amend the terms of any Option (subject to Section 3(d) below).

          (c) The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

          (d) The Board from time to time may make such changes in and additions to the Plan as it may deem proper and in the best interests of the Company provided, however, that no such change or addition shall impair any Option previously granted under the Plan, and that no change that under applicable law requires the approval of stockholders may be made without such approval.

          (e) Each determination, interpretation or other action made or taken by the Option Committee, unless otherwise determined by the Board, shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company, and the Optionees and their respective successors in interest. No member of the Option Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall be, in addition to rights they may have as directors of the Company, fully protected by the Company with respect to any such action, determination or interpretation. If the Board makes a determination contrary to the Option Committee's determination, interpretation or other action, then the Board's determination shall be final and conclusive in the same manner.

     4.   The Common Stock.
          ----------------

          The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options with respect to, a total number not in excess of 200,000 shares of Common Stock, either treasury or authorized and unissued, or the number and kind of shares of stock or other securities which in accordance with Section 9 shall be substituted for the 200,000 shares or into which such 200,000 shares shall be adjusted. All or any unsold shares subject to an Option, that for any reason expires or otherwise terminates before it has been exercised, again may be made subject to Options under the Plan. No one person may be granted during any two year period Options under the Plan to purchase more than 100,000 shares.

     5.   Eligibility.
          -----------

          Incentive Options may be granted only to Key Employees. Non-Qualified Options may be granted both to Key Employees and to Key Individuals. Key Employees and Key Individuals may hold more than one Option under the Plan and may hold Options under the Plan as well as options granted pursuant to other plans or otherwise.

     6.   Option Price.
          ------------

          The Option Committee shall determine the purchase price for the Option Shares; provided, however, that the purchase price to be paid by Optionees for the Option Shares shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date Of Grant and provided further that the purchase price shall be a fixed, and cannot be a fluctuating, price.

     7.   Duration And Exercise Of Options.
          --------------------------------

          (a) Except as provided in Section 17, the option period shall commence on the Date Of Grant and shall continue for the period designated by the Option Committee up to a maximum of ten years from the Date Of Grant.

          (b) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided that, subject to the following sentence and paragraph (d) of this Section 7, in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. If the Option is an Incentive Option, it may be exercised by the guardian or personal representative of the Optionee only if the guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of Code Section 422(b)(5) or the successor to that provision. Any opinion of counsel must be both from counsel acceptable to the Option Committee and in a form acceptable to the Option Committee.

          (c) If the Optionee's employment or affiliation with the Company is terminated for any reason except the Optionee's death, any Option then held, to the extent that the Option was exercisable according to its terms on the date of termination, may be exercised only to the extent determined by the Option Committee at the time of grant of the Option or thereafter, but in no case more than three months after termination. If the Optionee's employment or affiliation with the Company is terminated because of the Optionee's death, any Option then held, to the extent that the Option was exercisable according to its terms on the date of termination, may be exercised only to the extent determined by the Option Committee on the Date of Grant or thereafter, but in no case more than one year after termination. Any options remaining unexercised shall expire at the later of termination or the end of the extended exercise period, if any.

          (d) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8 herein; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $1,000.

          (e) No Option may be exercised until the Plan is approved by the stockholders of the Company as provided in Section 15 below.

     8.   Payment For Option Shares.
          -------------------------

          (a) If the purchase price of the Option Shares purchased by any Optionee at one time exceeds $1,000, the Option Committee, in its sole discretion, upon request by the Optionee, may permit all or part of the purchase price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Common Stock previously owned by the Optionee ("Previously Owned Shares") with a Fair Market Value as of the date of the payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash. Notwithstanding the above, an Optionee shall be permitted to exercise his Option by delivering Previously Owned Shares only if he has held, and provides appropriate evidence of such, the Previously Owned Shares for more than six months prior to the date of exercise (or such lessor period as the Option Committee may permit). This period (the "Holding Period") may be extended by the Option Committee acting in its sole discretion as is necessary, in the opinion of the Option Committee, so that, under generally accepted accounting principles, no compensation shall be considered to have been or to be paid to the Optionee as a result of the exercise of the Option in this manner. At the time the Option is exercised, the Optionee shall provide an affidavit, and such other evidence and documents as the Option Committee shall request, to establish the Optionee's Holding Period.

          (b) If payment for the exercise of an Option is made other than by the delivery to the Company for cancellation of shares of the Common Stock, the purchase price shall be paid in cash, certified funds, or Optionee's check. Payment shall be considered made when the Treasurer of the Company receives delivery of the payment at the Company's address, provided that a payment made by check is honored when first presented to the Optionee's bank.

     9.   Change In Stock, Adjustments, Etc.
          ----------------------------------

          In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option hereunder, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

          In the event of any such changes or exchanges, (i) the Option Committee shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, or kind, or option price of the shares or other securities that are then subject to an Option or Options granted pursuant to the Plan, (ii) the Option Committee shall make any such adjustment, and (iii) such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

     10.  Relationship To Employment Or Position.
          --------------------------------------

          Nothing contained in the Plan, or in any Option or Option Share granted pursuant to the Plan, (i) shall confer upon any Optionee any right with respect to continuance of his employment by, or position or affiliation with, or relationship to, the Company, or (ii) shall interfere in any way with the right of the Company at any time to terminate the Optionee's employment by, position or affiliation with, or relationship to, the Company.

     11.  Nontransferability Of Option.
          ----------------------------

          No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 12a-12 promulgated under the Exchange Act), and Options shall be exercisable during the lifetime of an Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to Permitted Transferees of the Optionee, and for purposes of this Plan, a Permitted Transferee of an Optionee shall be deemed to be the Optionee. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     12.  Rights As A Stockholder.
          -----------------------

          No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 9, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

     13.  Securities Laws Requirements.
          ----------------------------

          No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirement of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option Agreement and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

     14.  Disposition Of Shares.
          ---------------------

          To the extent reasonably requested by the Company, each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (c) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him, and
(iii) he will timely file all reports required under the federal securities laws.

     15.  Effective Date Of Plan; Termination Date Of Plan.
          ------------------------------------------------

          Subject to the approval of the Plan on or before December 14, 2000 by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at a meeting duly held in accordance with the applicable laws of the State of Wyoming, the Plan shall be deemed effective as of December 14, 1999. The Plan shall terminate at midnight on the date that is ten years from that date, except as to Options previously granted and outstanding under the Plan at that time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

     16.  Limitation On Amount Of Option.
          ------------------------------

          The aggregate Fair Market Value of the Option Shares underlying all Incentive Options that have been granted to a particular Optionee and that become exercisable for the first time during the same calendar year shall not exceed $100,000, provided that this amount shall be increased or decreased, from time to time, as Code Section 422 or the successor to that Section is amended, so that this amount at all times shall equal the amount of the limitation set forth in the Code. For purposes of the preceding sentence, Fair Market Value of the Shares underlying any particular Option shall be determined as of the Date of Grant of that Option.

     17.  Ten Percent Stockholder Rule.
          ----------------------------

          No Incentive Option may be granted to a Key Employee who, at the time the Incentive Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any "parent corporation" or "subsidiary corporation", as those terms are defined in

Section 424, or its successor provision, of the Code, unless at the time the Incentive Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date Of Grant and the Incentive Option by its terms is not exercisable after the expiration of five years from the Date Of Grant. For purposes of the preceding sentence, stock ownership shall be determined as provided in Section 424, or its successor provision, of the Code.

     18.  Withholding Taxes.
          -----------------

          The Option Agreement shall provide that the Company may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares to be issued upon the exercise of any Option.

     19.  Effect Of Changes In Control.
          ----------------------------

          (a) In event of a Change In Control of the Company, then all Options granted pursuant to the Plan shall become exercisable immediately at the time of such Change In Control, and, in addition, the Option Committee, in its sole discretion, shall have the right, but not the obligation, to do any or all of the following:

      (i) provide for an Optionee to surrender an Option (or portion thereof) and to receive in exchange a cash payment, for each Option share underlying the surrendered Option, equal to the excess of the aggregate Fair Market Value of the Option Share on the date of surrender over the exercise price for the Option Share. To the extent any Option is surrendered pursuant to this Subparagraph 19(a)(i), it shall be deemed to have been exercised for purposes of Section 4 hereof; and

      (ii) make any other adjustments, or take any other action, as the Option Committee, in its discretion, shall deem appropriate provided that any such adjustments or actions would not result in an Optionee receiving less value than pursuant to Subparagraph 19(a)(i) above.

     20.  Other Provisions.
          ----------------

          The following provisions are also in effect under the Plan:

          (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

          (b) Any expenses of administering the Plan shall be borne by the Company.

          (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

          (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all persons having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Wyoming.

                                  * * * * *

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                              [Amendment No. ____]

Filed by the Registrant                      X
                                           ------
Filed by a Party other than the Registrant
                                           ------

Check the appropriate box:
    Preliminary Proxy Statement
---
    Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))
---
 X  Definitive Proxy Statement
---
    Definitive Additional Materials
---
    Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12
---

                      Double Eagle Petroleum And Mining Co.
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
 X  No fee required.
---
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
---

     1.   Title of each class of securities to which transaction applies:
          Not applicable
          ------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:
          Not applicable
          ------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          Not applicable
          ------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:
          Not applicable
          ------------------------------------------------------------

     5.   Total fee paid:
          Not applicable
          ------------------------------------------------------------

    Fee paid previously with preliminary materials.
---
    Check box if any part of the fee is offset as provided by Exchange Act Rule
---
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:  Not applicable
                                   ----------------------------------------
     2.   Form, Schedule or Registration Statement No.:  Not applicable
                                                         ------------------
     3.   Filing Party:  Not applicable
                         --------------------------------------------------
     4.   Date Filed:  Not applicable
                       ----------------------------------------------------

  PROXY                                                                 PROXY

                     DOUBLE EAGLE PETROLEUM AND MINING CO.
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
              Proxy Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints Stephen H. Hollis and D. Steven Degenfelder, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Double Eagle Petroleum And Mining Co. (the "Corporation"), to be held at 10:00 a.m. on Wednesday, January 26, 2000, at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, or any adjournments thereof, on the following matters:

                 __X_ Please mark votes as in this example.

1.   ELECTION OF DIRECTORS

Nominees: Stephen H. Hollis, Ken M. Daraie and Thomas J. Vessels.

     FOR ALL NOMINEES
                       -------
     WITHHELD FROM ALL NOMINEES
                                 -------
     FOR ALL NOMINEES EXCEPT AS NOTED ABOVE
                                             ----------

2.   Proposal to approve the Company's 2000 Stock Option Plan.

           FOR           AGAINST        ABSTAIN
     -----          -----           ----

3. Proposal to ratify the selection of Lovelett, Hargens & Skogen, P.C., Certified Public Accountants, as the Company's certified independent accountants.

          FOR            AGAINST        ABSTAIN
     -----          -----           ----


(Continued and to be signed on the reverse side)
--------------------------------------------------------------------------------

4. In their discretion, the proxies are authorized to vote upon an adjournment or postponement of the meeting.

          YES            NO             ABSTAIN
     -----          -----          -----

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

          MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
                                                       -----

     Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2, 3, and 4. This proxy is solicited on behalf of the Board Of Directors of Double Eagle Petroleum And Mining Co.

     Dated:
           ----------------------------------

     Signature:
               ------------------------------


     Signature:
               ------------------------------
     Signature if held jointly

(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)


EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE, SIGN AND RETURN THIS
                      PROXY IN THE ACCOMPANYING ENVELOPE.